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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): September 27, 2000
                                                        ------------------



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    000-22474                87-0418807
          --------                    ---------                ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                111 Presidential Boulevard, Bala Cynwyd, PA 19004
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (610) 668-2440
                                                          ----------------

              Former name, former address, and former fiscal year,
                          if changed since last report:

                   -------------------------------------------
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Forward-Looking Statements

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of the Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 5.  Other Events

         The Company previously reported that it issued the press release on September 27, 2000, which disclosed that the Company will be filing its Annual Report on Form 10-K within the 15 days period following September 28, 2000 as provided in SEC rules. The delay in filing the Form 10-K is the result of the Company being unable to complete its cash flow analysis for the period from June 30, 2000 through September 30, 2001. This analysis is necessary to complete the year end audit. Management of the Company first became aware that this information was necessary in connection with the completion of the year end audit in late September and concluded its analysis of cash flows on or about October 3, 2000.

         The Company anticipates recording in the fourth quarter a write-down of its interest-only strips as a result of a contemplated change in the discount rate used to value the interest-only strips. The adjustment to the carrying value of the interest-only strips will be recorded as an expense and the Company will have a loss for the fourth quarter of fiscal 2000.

         The Company is completing the year end audit process and currently anticipates filing its Annual Report on Form 10-K within the extension period provided by SEC rules.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro-forma Financial Information

                  None

         (c)      Exhibits

         The following exhibits are filed herewith:


Exhibit
Number   Description
-------  -----------

99.1 Press Release dated September 27, 2000 (Incorporated by reference from the Current Report on Form 8-K filed with the SEC on September 27, 2000.)
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AMERICAN BUSINESS FINANCIAL
                                            SERVICES, INC.


Date:  October 10, 2000            By:  /s/ Albert W. Mandia
      --------------------              ---------------------
                                        Albert W. Mandia
                                        Title: Executive Vice President-Finance
                                        and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------

99.1 Press Release dated September 27, 2000 (Incorporated by reference from the current report on Form 8-K filed with the SEC on September 27, 2000).